                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 12
Report of Independent Accountants................ 15
Dividend Reinvestment Plan....................... 16

VOV ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our                     [PHOTO]
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief          DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

                                                           Continued on page two

    In Ohio, the economy continued to grow at a moderate pace, led by growth in the retail and services sectors. The state's growth rate, however, lagged the national average. During the state's prolonged recovery, budget reserves have been replenished as a result of higher tax revenues coupled with spending restraint. A recent decision by the Ohio Supreme Court ordering the state to change its funding system for public school districts could boost state financing of poorer districts. This, in turn, could create an increased supply of securities.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
  As of October 31, 1997

AAA....................  68.1%
AA.....................   8.4%
A......................  10.3%
BBB....................  10.7%
Non-Rated..............   2.5%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We maintained a portfolio heavily weighted toward high-quality bonds. The high concentration in AAA-rated securities reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market. Bonds rated AAA are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, these bonds tend to outperform lower-rated securities. Bonds rated BBB, the lowest investment-grade credit rating assigned by Standard & Poor's, and below BBB tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was minimal due to a lack of opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would most likely have reduced the Trust's income-earning ability. In addition, spreads between high-quality and low-quality bonds were tight during the period. These spreads have compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. In this environment, it was difficult to justify purchasing lower-rated securities and assuming the additional credit risk.
    Acquisitions focused on enhancing the Trust's potential for price appreciation and its call protection. In other words, we hoped to limit the number of bonds that could be "called" at any one time. Acquisitions included housing bonds, priced at par and paying relatively high yields, as well as long-term discount bonds.

                                                         Continued on page three

    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the period, we continued to concentrate the Trust's holdings in the health-care and public education sectors. The health-care sector continues to improve financially due to industry consolidation and efforts to control operating expenses. The public education sector will likely benefit from the new Ohio Supreme Court ruling changing the state's method of funding public schools. We believe the Trust is well-positioned to handle any stresses in the education sector, because most of our education bonds are insured. Of course, their value may vary, which would cause the price of shares to fluctuate.
    During the second half of the fiscal year, the duration of the portfolio declined slightly, comparable to that of its market benchmark. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling, while portfolios with short durations tend to do better when rates are rising. As of October 31, the duration of the Trust's bond portfolio stood at 6.89 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

     TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF OCTOBER 31, 1997*

         Health Care....................... 18.8%
         Public Education.................. 14.7%
         Water & Sewer..................... 11.6%
         Transportation..................... 9.9%
         Public Building.................... 8.9%

         *As a Percentage of Long-Term Investments


PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Ohio Value Municipal Income Trust generated a total return at market price of 16.19 percent(1). The Trust offered a tax-exempt distribution rate of
5.15 percent(3), based on the closing common stock price of $12.9375 per share on October 31, 1997. Because income from the Trust is exempt from federal and Ohio income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 8.67 percent(4) (for investors in the combined federal and state income tax bracket of 40.6 percent). At the end of the reporting period, the closing share price of the Trust traded at $12.9375, a
14.66 percent discount to its net asset value of $15.16.
    As a result of the Trust's improved earnings, the Board of Trustees approved a slight increase in its monthly dividend from $0.0525 to $0.0555 per common share, payable December 31, 1996.

                                                          Continued on page four

Twelve-month Dividend History
For the Period Ended October 31, 1997

Distributions per Common Share

                   Nov     Dec      Jan       Feb        Mar      Apr       May       Jun      Jul         Aug      Sep      Oct
                  1996    1996     1997       1997      1997      1997      1997      1997     1997       1997      1997     1997
Dividends         $0.0525  $0.0555 $0.0555   $0.0555   $0.0555   $0.0555   $0.0555   $0.0555   $0.0555   $0.0555   $0.0555  $0.0555

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

         VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST
                           (AMEX TICKER SYMBOL--VOV)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    16.19%
One-year total return based on NAV(2).....................     9.51%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)..................................................   5.15%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4).....................................   8.67%

 SHARE VALUATIONS

Net asset value...........................................  $  15.16
Closing common stock price................................  $12.9375
One-year high common stock price (10/24/97)...............  $13.1250
One-year low common stock price (04/14/97)................  $11.3750
Preferred share rate(5)...................................    2.900%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.6% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.6%
         OHIO  91.2%
$1,000   Akron, OH Ctfs Partn Akron Muni Baseball Stadium
         Proj(d)..........................................  0/6.900% 12/01/16  $   844,870
 1,000   Akron, OH Wtrwrks Rev Mtg (Prerefunded @
         03/01/01) (AMBAC Insd)...........................   6.550   03/01/12    1,092,190
 2,000   Alliance, OH Wtrwrks Rev (FGIC Insd).............   6.650   10/15/17    2,193,840
 1,000   Brecksville Broadview Heights, OH City Sch Dist
         (FGIC Insd)......................................   5.250   12/01/21      989,170
 1,500   Butler Cnty, OH Trans Impt Dist Ser A (FSA
         Insd)(a).........................................   5.125   04/01/17    1,468,335
 1,000   Clermont Cnty, OH Wtrwks Rev (Prerefunded @
         12/01/01) (AMBAC Insd)...........................   6.625   12/01/13    1,109,150
 1,500   Cleveland, OH Arpt Sys Rev Ser A (FGIC
         Insd)(b).........................................   5.700   01/01/06    1,598,040
 1,250   Cleveland, OH Pub Pwr Sys Rev 1st Mtg Ser A
         (Prerefunded @ 11/15/04) (MBIA Insd).............   7.000   11/15/24    1,463,688
 1,000   Cuyahoga Cnty, OH Multi-Family Rev Dalebridge
         Apts (GNMA Collateralized).......................   6.500   10/20/20    1,063,310
   400   Cuyahoga Cnty, OH Multi-Family Rev Hsg GNMA Wtr
         Str Assoc (GNMA Collateralized)..................   6.150   12/20/26      420,552
   250   Delaware Cnty, OH Swr Impt.......................   5.250   12/01/15      250,345
 1,225   Fairfield, OH City Sch Dist (FGIC Insd)..........   7.200   12/01/12    1,453,254
 1,000   Franklin Cnty, OH Rev Mtg Seton Square North
         Proj.............................................   6.150   10/01/18    1,045,990
   250   Gateway Econ Dev Corp Gtr Cleveland, OH Excise
         Tax Rev Sr Lien Ser A (FSA Insd).................   6.875   09/01/05      273,960
 1,000   Guernsey Cnty, OH Pub Impt (AMBAC Insd)..........   6.200   12/01/11    1,077,210
   250   Hamilton Cnty, OH Hlth Care Sys Sisters Charity
         Hlth (MBIA Insd).................................   5.250   05/15/13      251,190
 1,300   Hilliard, OH Sch Dist Ser A (FGIC Insd)..........   5.000   12/01/20    1,260,129
 1,000   Lakota, OH Loc Sch Dist (AMBAC Insd).............   7.000   12/01/09    1,206,040
   900   Logan Cnty, OH...................................   6.250   12/01/14      973,998
 1,000   Lorain Cnty, OH Hosp Rev Catholic Hlthcare
         Partners Rfdg Ser B (MBIA Insd)..................   5.625   09/01/15    1,034,450
 1,000   Lorain Cnty, OH Hosp Rev EMH Regl Med Cent Rfdg
         (AMBAC Insd).....................................   7.750   11/01/13    1,199,600
 1,000   Lucas Cnty, OH Hosp Rev Impt Saint Vincent Med
         Cent (MBIA Insd).................................   6.625   08/15/22    1,101,240
   750   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg....   6.375   05/15/11      790,890
 1,000   Miami Cnty, OH Hosp Fac Rev Rfdg & Impt Upper Vly
         Med Cent Ser C...................................   6.250   05/15/13    1,044,710
 1,000   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
         Proj Ser A (MBIA Insd)...........................   6.500   05/01/21    1,077,160
 1,000   Montgomery Cnty, OH Hosp Rev Dayton Osteopathic
         Hosp Proj Rfdg...................................   6.000   12/01/12    1,013,850

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$1,000    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 01/15/14).........................       *   01/15/15  $   385,510
 1,000    Ohio St Air Quality Dev Auth Rev Owens Corning
          Fiberglass Proj Rfdg.............................   6.250%  06/01/04    1,056,310
 1,500    Ohio St Bldg Auth St Fac Adult Correctional Bldg
          Fund Ser A (MBIA Insd)...........................   6.000   10/01/08    1,632,180
 1,000    Ohio St Bldg Auth St Fac Adult Correctional Bldg
          Fund Ser A (MBIA Insd)...........................   5.900   10/01/12    1,059,980
   500    Ohio St Econ Dev Rev ABS Ind Inc Proj............   6.000   06/01/04      541,120
 1,000    Ohio St Wtr Dev Auth Solid Waste Disp Rev........   6.300   09/01/20    1,074,990
 1,800    Student Ln Funding Corp Cincinnati, OH Student Ln
          Rev Sr Subser A..................................   6.150   08/01/10    1,855,044
   875    Sylvania, OH.....................................   7.450   12/01/10      968,030
 1,000    University Cincinnati OH Genl Rcpts Ser E1
          (Prerefunded @ 06/01/99).........................   7.300   06/01/09    1,051,430
                                                                               -----------
                                                                                36,921,755
                                                                               -----------
          PUERTO RICO  7.4%
   700    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
          Rfdg.............................................   6.375   07/01/08      752,745
 1,500    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (Embedded Cap) (FSA Insd)(c)................   5.730   07/01/21    1,723,050
   500    Puerto Rico Elec Pwr Auth Pwr Rev Ser T..........   6.125   07/01/09      543,770
                                                                               -----------
                                                                                 3,019,565
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  98.6%
  (Cost $37,317,151).........................................................   39,941,320
SHORT-TERM INVESTMENTS  0.3%
  (Cost $100,000)............................................................      100,000
                                                                               -----------
TOTAL INVESTMENTS  98.9%
  (Cost $37,417,151).........................................................   40,041,320
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%..................................      455,038
                                                                               -----------
NET ASSETS  100.0%...........................................................  $40,496,358
                                                                               ===========

* Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments

(c) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

(d) Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $37,417,151)........................    $40,041,320
Receivables:
  Investments Sold..........................................      1,472,816
  Interest..................................................        689,006
Unamortized Organizational Costs............................          2,466
Other.......................................................            159
                                                                -----------
      Total Assets..........................................     42,205,767
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      1,463,434
  Custodian Bank............................................         28,096
  Investment Advisory Fee...................................         22,250
  Income Distributions--Common and Preferred Shares.........         12,358
  Administrative Fee........................................          6,846
  Affiliates................................................          5,262
Accrued Expenses............................................        100,771
Trustees' Deferred Compensation and Retirement Plans........         70,392
                                                                -----------
      Total Liabilities.....................................      1,709,409
                                                                -----------
NET ASSETS..................................................    $40,496,358
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 300 issued with liquidation preference of $50,000
  per share)................................................    $15,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,681,438 shares issued and
  outstanding)..............................................         16,814
Paid in Surplus.............................................     24,466,994
Net Unrealized Appreciation.................................      2,624,169
Accumulated Undistributed Net Investment Income.............        215,139
Accumulated Net Realized Loss...............................     (1,826,758)
                                                                -----------
      Net Assets Applicable to Common Shares................     25,496,358
                                                                -----------
NET ASSETS..................................................    $40,496,358
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($25,496,358 divided
  by 1,681,438 shares outstanding)..........................    $     15.16
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 2,217,409
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      257,885
Administrative Fee..........................................       79,349
Preferred Share Maintenance.................................       55,850
Audit.......................................................       37,540
Accounting..................................................       34,147
Trustees' Fees and Expenses.................................       30,254
Amortization of Organizational Costs........................        4,997
Legal.......................................................        4,269
Custody.....................................................        4,202
Other.......................................................       42,490
                                                              -----------
    Total Expenses..........................................      550,983
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,666,426
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   127,957
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,664,204
  End of the Period.........................................    2,624,169
                                                              -----------
Net Unrealized Appreciation During the Period...............      959,965
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,087,922
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,754,348
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                      Year Ended          Year Ended
                                                   October 31, 1997    October 31, 1996
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $ 1,666,426         $ 1,680,250
Net Realized Gain.................................        127,957             166,139
Net Unrealized Appreciation/Depreciation During
  the Period......................................        959,965              (5,770)
                                                      -----------         -----------
Change in Net Assets from Operations..............      2,754,348           1,840,619
                                                      -----------         -----------
Distributions from Net Investment Income:
  Common Shares...................................     (1,114,726)         (1,076,074)
  Preferred Shares................................       (485,796)           (494,777)
                                                      -----------         -----------
Total Distributions...............................     (1,600,522)         (1,570,851)
                                                      -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................      1,153,826             269,768
NET ASSETS:
Beginning of the Period...........................     39,342,532          39,072,764
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $215,139
  and $149,235, respectively).....................    $40,496,358         $39,342,532
                                                      ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   April 30, 1993
                                                                                   (Commencement
                                             Year Ended October 31,                of Investment
                                      ---------------------------------------      Operations) to
                                       1997          1996    1995      1994       October 31, 1993
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).....    $14.477     $14.317   $12.359   $15.598          $14.583
                                      -------     -------   -------   -------          -------
  Net Investment Income...........       .991        .999      .985     1.015             .377
  Net Realized and Unrealized
    Gain/Loss.....................       .647        .095     2.016    (3.250)            .955
                                      -------     -------   -------   -------          -------
Total from Investment
  Operations......................      1.638       1.094     3.001    (2.235)           1.332
                                      -------     -------   -------   -------          -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...       .663        .640      .714      .768             .256
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......       .289        .294      .329      .225             .061
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders...        -0-         -0-       -0-      .009              -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......        -0-         -0-       -0-      .002              -0-
                                      -------     -------   -------   -------          -------
Total Distributions...............       .952        .934     1.043     1.004             .317
                                      -------     -------   -------   -------          -------
Net Asset Value, End of the
  Period..........................   $ 15.163    $ 14.477   $14.317   $12.359          $15.598
                                      =======     =======   =======   =======          =======
Market Price Per Share at End of
  the Period......................   $12.9375    $ 11.750   $11.750   $11.125          $14.875
Total Investment Return at Market
  Price (b).......................     16.19%       5.55%    12.04%   (20.59%)             .89*
Total Return at Net Asset Value
  (c).............................      9.51%       5.74%    22.18%   (16.26%)           5.75%*
Net Assets at End of the Period
  (In millions)...................      $40.5       $39.3     $39.1     $35.8            $41.2
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..........................      2.23%       2.29%     2.39%     2.20%            2.13%
Ratio of Expenses to Average Net
  Assets..........................      1.39%       1.41%     1.44%     1.35%            1.60%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............      4.78%       4.95%     4.89%     5.57%            4.19%
Portfolio Turnover................        17%         41%       45%       56%              17%*

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.417 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Ohio Value Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Ohio municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a

                                October 31, 1997
--------------------------------------------------------------------------------

straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $1,826,758 which will expire between October 31, 2002 and 2003.

    At October 31, 1997, for federal income tax purposes cost of long-term and short-term investments is $37,417,151, the aggregate gross unrealized appreciation is $2,624,169 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $2,624,169.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 100.0% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include

                                October 31, 1997
--------------------------------------------------------------------------------

record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $39,900 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,792,570 and $6,704,082, respectively.

4. PREFERRED SHARES

The Trust has outstanding 300 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1997 was 2.900%. During the year ended October 31, 1997, the rates ranged from 2.000% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Ohio Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Ohio Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Ohio Value Municipal Income Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1997

                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------
The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL


GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

         VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

-------------------------------------------------------------------------------

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 1,389,387 shares voted for the proposal, 55,155 shares voted against, 27,845 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of the following Trustees by the common shareholders of the Trust:

                                                    # OF SHARES
                                              -----------------------
                                              IN FAVOR       WITHHELD
---------------------------------------------------------------------
David C. Arch                                 1,434,593        37,611
Howard J Kerr                                 1,434,593        37,611
Dennis J. McDonnell                           1,434,593        37,611

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 1,429,213 shares voted for the proposal, 32,134 shares voted against, 11,040 shares abstained, and 0 shares represented broker non-votes.

         VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

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                                       20